                                                                     EXHIBIT 1.1

                      ORCHARD SUPPLY HARDWARE CORPORATION

                           ___% Senior Notes due 2002

                                 Guaranteed by

                   ORCHARD SUPPLY HARDWARE STORES CORPORATION


                             Underwriting Agreement

                                                                January __, 1994

LEHMAN BROTHERS INC.
JEFFERIES & COMPANY, INC.
MONTGOMERY SECURITIES
c/o LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

        Orchard Supply Hardware Corporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its ____% Senior Notes due 2002 guaranteed (the "Guarantee") by Orchard Supply Hardware Stores Corporation (the "Guarantor"), a Delaware corporation and the parent corporation of the Company (the "Securities", which term includes the Guarantee), to be issued under an indenture (the "Indenture") dated as of January __, 1994, between the Company, the Guarantor and U.S. Trust Company of California, N.A., as trustee (the "Trustee"). If the firm or firms listed in Schedule I hereto include only the firm or firms listed above, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

        1.  Representations and Warranties.  The Company and the Guarantor,
            ------------------------------
jointly and severally, represent, warrant and agree that:

             (a) A registration statement on Form S-1 with respect to the Securities has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder and complies with the requirements of the Securities Act and the Rules and Regulations, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended to date have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information deemed to be a part thereof as of the Effective Time pursuant to paragraph
     (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means the form of prospectus relating to the Securities, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no prospectus is required to be filed pursuant to Rule 424(b), such term means the prospectus included in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.


             (b) The Registration Statement contains, and any post-effective amendment to the Registration Statement filed with the Commission after the Effective Time will contain, all statements which are required by the Securities Act, the Rules and Regulations, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not, and any post-effective amendment to the Registration Statement filed with the Commission after the Effective Time will not, as of the time it is declared effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date and on the Closing Date (as defined in Section 3 hereof), the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and, on the Effective Date, the Prospectus did not, and on the Closing Date, the Prospectus will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or
                                --------  -------
     warranty is made as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement, Preliminary Prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Representatives specifically for inclusion therein.

             (c) Each of the Company and the Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Guarantor and the Company, taken as a whole, has all corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus and has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. The Company is the only subsidiary of the Guarantor. There are no subsidiaries of the Company.

             (d) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes a valid and binding agreement of each of the Company and the Guarantor enforceable against each of the Company and the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the Indenture conforms to the description thereof contained in the Prospectus; the Securities have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company and the Guarantor entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the Securities, when issued and delivered, will conform to the description thereof contained in the Prospectus.

             (e) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the outstanding shares of Common Stock, par value $.01 per share, and Preferred Stock, par value $.01 per share, of the Guarantor have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, nonassessable and owned beneficially and of record by the Guarantor, free and clear of all liens, encumbrances, equities or claims.

             (f) There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting of, any shares of capital stock of the Company pursuant to the Company's certificate of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound other than those rights or restrictions described in the Prospectus or contained in any document filed as an exhibit to the Registration Statement.

             (g) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company and the Guarantor and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event that with notice or the passage of time or both would constitute a default) under, or result in the creation or imposition of any lien or security interest on any property or assets of the Company or the Guarantor pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Guarantor is a party or by which the Company or the Guarantor is bound or to which any of the property or assets of the Company or the Guarantor is subject, which conflict, breach or violation would have a material adverse effect on the business, properties, conditions or results of operations of the Guarantor and the Company, taken as a whole, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Guarantor or any of their properties or assets, which violation would have a material adverse effect on the business, properties, conditions or results of operations of the Guarantor and the Company, taken as a whole, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any material property or asset of the Guarantor or the Company; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent (other than consents which have been waived or satisfied), approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Indenture by the Company or the Guarantor and the consummation of the transactions contemplated hereby and thereby.

             (h) No holder of the securities of the Company or Guarantor has a right to the registration of such securities under the Registration Statement. Except for the Common Stock Registration Rights Agreement, dated July 26, 1989, the registration rights of holders of outstanding Warrants and the Registration Rights Agreement relating to the registration under the Securities Act of the 800,000 shares of the Guarantor's 6% Cumulative Convertible Preferred Stock and the shares of the Guarantor's common stock issuable upon conversion thereof, as described in the Prospectus, there are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company or the Guarantor to file a registration statement under the Securities Act at any time on or prior to 180 days from the date hereof with respect to any securities of the Company or the Guarantor owned or to be owned by such person or to require the Company or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement.

             (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor the Guarantor has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that would have a material adverse effect on the Guarantor and the Company, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since such dates, there has not been any change in the number of shares of capital stock, any change in agreements and instruments with respect to rights to or in connection with shares of capital stock or any change in long-term debt of the Company or the Guarantor (other than repayments or borrowings under its existing indebtedness made in the ordinary course of business) except as set forth in the Prospectus or any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor, otherwise than as set forth or contemplated in the Prospectus.

             (j) Arthur Andersen & Co., who have certified certain financial statements of the Guarantor and whose report appears in the Prospectus and the Registration

     Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

             (k) The financial statements (including the related notes and excluding the supporting schedules and the pro forma financial data) included in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the financial condition, results of operations and changes in the financial condition of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as indicated therein); the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial data included in the Registration Statement have been prepared in accordance with all applicable rules and guidelines of the Commission with respect to pro forma financial data, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

             (l) The Company and the Guarantor have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them as described in the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made of such property by the Company or the Guarantor, as the case may be; and all real property and buildings held under lease by the Company and the Guarantor described in the Prospectus are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by the Company and the Guarantor.

             (m) There are no legal or governmental proceedings pending to which the Company or the Guarantor is a party or to which any property of the Company or the Guarantor is subject which, if determined adversely to the Company or the Guarantor, are reasonably likely to result in any material adverse change in the condition (financial or other), results of operations or business of the Guarantor and the Company, taken as a whole; and to the best of the Company's or the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

             (n) Neither the Company nor the Guarantor is in violation of any law, ordinance, governmental rule or regulation or court decree to which it or its property may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business as described in the Prospectus which violation or failure to obtain is reasonably likely to have a material adverse effect on the condition (financial or other), results of operations or business of the Guarantor and the Company, taken as a whole.

             (o) Neither the Company nor the Guarantor is (i) in violation of its charter or bylaws or (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material agreement, indenture or instrument.

             (p) No labor dispute with the employees of the Company or the Guarantor exists or to the best of the Company's or the Guarantor's knowledge is threatened or imminent that is reasonably likely to result in a material adverse change in the condition (financial or otherwise), net worth or results of operations of the Guarantor and the Company, taken as a whole.

             (q) The Company and the Guarantor are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

             (r) The Company and the Guarantor have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Guarantor and the Company, taken as a whole) and have paid all taxes required to be paid by either of them and any other assessment, fine or penalty levied against either of them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

             (s) Neither the Company nor the Guarantor is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and the Guarantor have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Guarantor are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), net worth or results of operations of the Guarantor and the Company, taken as a whole.

             (t) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor, constitutes the valid and binding agreement of each of the Company and the Guarantor, and is enforceable against each of the Company and the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

        2.     Purchase and Sale.  Subject to the terms and conditions and in
               -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to ____% of the principal amount thereof, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

        3.     Delivery and Payment.  Delivery of and payment for the Securities
               --------------------
shall be made at the office of O'Melveny & Myers, 400 South Hope Street, Los Angeles, California at 7:00 A.M., Los Angeles time, on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "Closing Date". Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

        The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

        4.     Agreements.  The Company and the Guarantor, jointly and
               ----------
severally, covenant and agree with the several Underwriters:

             (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; to prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Securities; to make no further amendment or supplement to the Registration Statement or the Prospectus, which filing is not consented to by you after reasonable notice thereof, such consent not to be unreasonably withheld or delayed; to advise the Representatives, promptly after either the Company or the Guarantor receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly their respective best efforts to obtain its withdrawal;

             (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and to furnish to the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and all amendments and supplements to any of such documents, in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request;

             (c) Within the time during which the Prospectus relating to the Securities is required to be delivered under the Securities Act, each of the Company and the Guarantor shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company and the Guarantor shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or to effect such compliance.

             (d) As soon as practicable after the Effective Date, and in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, to make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and the Guarantor (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

             (e) For a period of three years following the date of this Agreement, to furnish to the Representatives copies of all materials furnished by the Guarantor to its stockholders and all public reports and all reports and financial statements furnished by the Guarantor to the principal national securities exchange upon which any of its securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any rule or regulation of the Commission thereunder;

             (f) Promptly from time to time use its best efforts to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to
     --------
     qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;


             (g) Until 180 days following the Closing Date, neither the Company nor the Guarantor will, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company or the Guarantor (other than the Securities); provided, however, that the foregoing shall not prohibit the private offer or sale, subsequent to 30 days following the Closing Date, of secured debt in connection with the financing of capital expenditures.

             (h) To apply the net proceeds from the sale of the Securities as set forth in the Prospectus. The Company shall take such steps as shall be necessary to ensure that neither the Company nor the Guarantor shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder; and

             (i) Each of the Company and the Guarantor confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business
                              -----------------------------------------------
     with Cuba, and each of the Company and the Guarantor further agrees that if
     ---------
     it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date hereof, it will provide the Florida Department of Banking and Finance (the "Department") notice of such business or change, as appropriate, in a form acceptable to the Department.

        5.     Expenses.  Whether or not this Agreement becomes effective or is
               --------
terminated or the sale of the Securities to the Underwriters is consummated, the Company agrees to pay or cause to be paid (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel for the Underwriters) in connection with the preparation, printing and filing under the Securities Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectus and any amendments or supplements of the foregoing; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus; (d) the costs of printing, delivering and shipping this Agreement; (e) the costs of distributing the terms of the agreement relating to the organization of the underwriting syndicate and the selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (g) any fees charged by securities rating services for rating the Securities; (h) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 4(f) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Underwriters);
(i) the cost of preparing and printing certificates representing the Securities;
(j) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (k) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantor under this Agreement; provided that, except as provided in Sections 5, 7 and 10, the
           --------
Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on resale of any of the Securities by them and the expenses of advertising any offering of the Securities made by them.

        6.     Conditions to the Obligations of the Underwriters. The respective
               -------------------------------------------------
obligations of the Underwriters hereunder are subject to the accuracy, when made and as of the Closing Date, of the representations and warranties of the Company and the Guarantor contained herein, to the performance by the Company and the Guarantor of their obligations hereunder, and to each of the following additional terms and conditions:

             (a) The Prospectus shall have been timely filed with the Commission; all post-effective amendments to the Registration Statement shall have become effective, and all filings required by Rule 424 of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

             (b) No Underwriter shall have been advised by the Company or shall have discovered and disclosed to the Company that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which in the opinion of the Representatives or counsel for the Underwriters, is material or omits to state a fact which, in the opinion of the Representatives or such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

             (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Guarantor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

             (d) The Representatives shall have received from O'Melveny & Myers, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus, and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.

             (e) Riordan & McKinzie, special counsel to the Company, shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) the Company and the Guarantor have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Guarantor and the Company, taken as a whole, and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses as described in the Prospectus;

                  (ii) the Guarantor has an authorized capitalization as set forth in the Prospectus, and all outstanding shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and nonassessable, and conform in all material respects to the description thereof contained in the Prospectus; and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, nonassessable and owned of record by the Guarantor, to the best of such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

                  (iii) the Indenture conforms to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder and has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes a valid and binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Securities and the Guarantees have been duly authorized and executed by the Company and the Guarantor, respectively, and when duly authenticated as provided in the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company and the Guarantor, respectively, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities conform in all material respects to the description thereof contained in the Prospectus;

                  (iv) to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or the Guarantor is a party or of which any property of the Company or the Guarantor is the subject which, if determined adversely to the Company or the Guarantor, would have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Guarantor and the Company, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others and there is no franchise, contract or other document of a character required to be described in the Registration

          Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements included in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company or the Guarantor fairly summarize such matters;

                  (v) the Registration Statement and all post-effective amendments thereto have been declared effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                  (vi) the Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Rules and Regulations, the Trust Indenture Act and the rules and regulations of the Commission thereunder;

                  (vii) the Company has corporate power and corporate authority to enter into this Agreement and the Indenture, to issue, sell and deliver the Securities, and to carry out all of the terms and provisions of this Agreement, the Indenture and the Securities to be carried out by it; and the execution and delivery of this Agreement has been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                  (viii) the Guarantor has corporate power and corporate authority to enter into this Agreement and the Indenture, to issue, sell and deliver the Guarantees, and to carry out all of the terms and provisions of this Agreement, the Indenture and the Guarantees to be carried out by it; and the execution and delivery of the Agreement has been duly authorized by all necessary corporate action of the Guarantor and this Agreement has been duly executed and delivered by the Guarantor; and

                  (ix) based solely upon on such counsel's review of the agreements referred to in Section 1(h), no holder of securities of the Company or the Guarantor has a right to the registration of such securities under the Registration Statement; and

                  (x) neither the execution and delivery of the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified as material in an Officers' Certificate of the Guarantor and the Company to which the Guarantor or the Company is a party or by which the Guarantor or the Company is bound or to which any of the property or assets of the Guarantor or the Company is subject which conflict, breach or violation would have a material adverse effect on the properties, business, results of operations or conditions (financial or otherwise) of the Guarantor and the Company, taken as a whole, nor will such actions result in any violation of the provisions of the charter or bylaws of the Guarantor or the Company or to the best of such counsel's knowledge any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor or the Company or any of their properties which violation would have a material adverse effect on the business, properties, conditions or results of operations of the Guarantor and the Company, taken as a whole; and, except for the registration of the Securities under the Securities Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and the approval of the underwriting arrangements by the NASD, no consent (other than consents which have been waived or satisfied), approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture or the Securities by the Company and the Guarantor and the consummation of the transactions contemplated hereby and thereby.


          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of California and the General Corporate Law of the State of Delaware and that such counsel is not admitted to practice law in the State of Delaware and (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of the laws of the State of New York upon the opinion of O'Melveny & Myers and as to the application of the laws of other jurisdictions upon the opinion of other counsel of good standing (provided that such other counsel is satisfactory to counsel for the Underwriters and such other counsel furnishes a copy of its opinion to the Representatives). Such counsel shall also state that they do not believe that the Registration Statement, as of its effective date (except for the Form T-1 filed by the Trustee in connection with the Registration Statement and the financial statements and other financial and statistical information contained therein, as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion (except for the financial statements and other financial and statistical information contained therein), included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (f) On the Closing Date, the Company shall have furnished to the Representatives a letter (the "bring-down letter") of Arthur Andersen & Co., addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter (the "initial letter") delivered to the Representatives concurrently with the execution of this Agreement and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

             (g) Each of the Guarantor and the Company shall have furnished to the Representatives a certificate, dated the Closing Date, of its President and its Chief Financial Officer stating that:

                  (i) The representations, warranties and agreements of the Guarantor or the Company, as the case may be, in this Agreement are true and correct as if made at and as of the Closing Date; the Guarantor or the Company, as the case may be, has complied in all material respects with all agreements contained herein;

          and the obligations of the Guarantor or the Company, as the case may be, set forth herein have been fulfilled;

                  (ii) To the best of such officer's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened; and

                  (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in such a supplement or amendment to the Registration Statement or Prospectus.

             (h) Since the Effective Date, (i) neither the Company nor the Guarantor shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) there shall not have been any change in the number of shares of capital stock, any change in agreements and instruments with respect to rights to or in connection with shares of capital stock or, any change in long-term debt of the Company or the Guarantor (other than repayments or borrowings under its existing indebtedness made in the ordinary course of business) except as set forth in the Prospectus or any change in or affecting the general affairs, management, financial condition, stockholders' equity or results of operations of the Company or the Guarantor, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

             (i) Subsequent to the date of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, inadvisable or impractical to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

             (j) Subsequent to the date of this Agreement, there shall not have been any decrease in the rating of the Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in such rating or of a possible change in such rating that does not indicate the direction of the possible change.

             (k) On or prior to the Closing Date, the Company shall have duly mailed notice of the redemption of the Company's 14.5% Senior Subordinated Discount Notes.

             (l) The Representatives shall have been furnished such additional documents and certificates as you or counsel for the Underwriters may reasonably request.

        If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters, evidence and certificates mentioned above or elsewhere in the Agreement shall not be in all material respects satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          7.   Indemnification and Contribution.
               --------------------------------

             (a) The Company and the Guarantor, jointly and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that neither the Company nor the Guarantor
               --------  -------
     shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; provided,
                                                                   --------
     further, however, that the Company shall not be liable to any Underwriter
     -------  -------
     pursuant to this Section 7 in any such case to the extent that such loss, claim, damage, liability or action is caused by any such untrue statement of a material fact contained in, or omission of a material fact from any preliminary prospectus if (A) such Underwriter sold Securities to the person alleging such loss, claim, damage, liability or action without sending or giving such person, and such person shall not have otherwise received, a copy of the Prospectus within the time required by the Securities Act and (B) the Prospectus would have corrected such untrue statement or omission and the Company had previously furnished copies thereof to such Underwriter. The foregoing indemnity agreement is in addition to any liability which the Company and the Guarantor may otherwise have to any Underwriter or to any controlling person of that Underwriter.

             (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantor, each of their directors, each of their officers who signed the Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Guarantor or any such director, officer or controlling person.

             (c)  Promptly after receipt by an indemnified party under this
     Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
             --------  -------
     party shall not relieve it from any liability which it may have under this
     Section 7 except to the extent it has been materially prejudiced by such failure, and, provided further, that the failure to notify the indemnifying
                   -------- -------
     party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the
                    --------  -------
     right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Guarantor under this Section 7 if the Representatives have been advised by counsel in writing that there may be one or more legal defenses available to the Representatives, the Underwriters and controlling persons which are different from or additional to those available to the indemnifying party. In such case, if the Representatives have notified the indemnifying party in writing that they elect to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of the Underwriters, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of counsel to any such indemnified party, expressed in writing to the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim or action, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of the minimum number of counsel required to represent all of the indemnified parties.

             (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Guarantor and the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor and the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise except to the extent it has been materially prejudiced by such omission.

             (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth in the last paragraph on the cover page of, and in the third paragraph and the second sentence of the fifth paragraph under the caption "Underwriting" in, the

     Prospectus are correct and were furnished in writing to the Company by or on behalf of the Underwriters severally for inclusion in the Registration Statement and the Prospectus.

        8.     Default by an Underwriter.  If any one or more Underwriters shall
               -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated severally to purchase and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that the
                                            --------  -------
remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities if the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the aggregate principal amount of Securities and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities set forth opposite its name in Schedule I hereto. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased by the defaulting Underwriter or Underwriters. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter of the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 9. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 8, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

        Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

        9.     Termination.  The obligations of the Underwriters hereunder may
               -----------
be terminated by the Representatives, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 6(i) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

        10.    Reimbursement of Underwriters' Expenses.  If (a) the Company
               ---------------------------------------
shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9 other than by reason of the occurrence of any of the events described in Sections 6(i) or 8), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters or pursuant to Section 9 by reason of the occurrence of any of the events described in Section 6(i), the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          11.  Notices, etc.  All statements, requests, notices and agreements
               ------------
hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 3 World Financial Center, 11th Floor, New York, New York 10285-1100,
          Attention: Syndicate Registration Department;

               (b) if to the Company or the Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall
- --------  -------
be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Guarantor shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

        12.    Persons Entitled to Benefit of Agreement.  This Agreement shall
               ----------------------------------------
inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantor and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        13.    Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof.

        14.    Jurisdiction; Consent to Service of Process.
               -------------------------------------------

             (a) The Company and the Guarantor irrevocably and unconditionally submit to the jurisdiction and venue of any United States District Court or state court of competent jurisdiction in which any action, suit or proceeding is brought against any Underwriter, any director, officer, employee or agent of any Underwriter or any person who controls any Underwriter, in which such person, as a defendant, may seek to implead the Company or the Guarantor for contribution or indemnity in accordance with
     Section 7. In addition, the Company and the Guarantor hereby irrevocably and unconditionally submit to the jurisdiction and venue of the United States District Court for the Southern District of New York or, if subject matter jurisdiction is not available thereunder, of any New York State Court sitting in New York County, in any other action or proceeding, other than an action or proceeding referred to in the immediately preceding sentence, arising out of or relating to this Agreement.

             (b) Nothing in this Agreement is intended to or does confer any rights on any third party.

        15.    Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        16.    Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and the several Underwriters.


                         Very truly yours,

                         ORCHARD SUPPLY HARDWARE CORPORATION



                         By: _________________________________
                                    Maynard Jenkins
                         President and Chief Executive Officer



                         ORCHARD SUPPLY HARDWARE STORES CORPORATION



                         By: __________________________________
                                    Maynard Jenkins
                         President and Chief Executive Officer



Accepted:

LEHMAN BROTHERS INC.
JEFFERIES & COMPANY, INC.
MONTGOMERY SECURITIES
For themselves and as
Representatives for each of
the several Underwriters named
in Schedule I hereto

By:  LEHMAN BROTHERS INC.



     By: _____________________________
          Authorized Representative

                                  SCHEDULE I



                                              Principal Amount
                                              of Securities to
          Underwriters                          be Purchased
          ------------                        ----------------
          Lehman Brothers                       $

          Jefferies & Company, Inc.

          Montgomery Securities

                                                ____________

               Total .................          $100,000,000

                                                ============